UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2021

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12911	77-0239383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2021, Granite Construction Incorporated (the “Company”) received a letter from NYSE Regulation indicating that the New York Stock Exchange (the “NYSE”) had identified that the Company had failed to hold an annual meeting during its fiscal year ended December 31, 2020 as required by Section 302 of the NYSE Listed Company Manual.
The Company’s 2020 annual meeting was delayed as a result of the Audit/Compliance Committee’s independent investigation. The Company is working to complete and file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”) and, as required by NYSE, the Company intends to hold its 2020 annual meeting as promptly as practicable after filing its 2019 Form 10-K with the Securities and Exchange Commission.

Item 8.01.	Other Events.

NYSE has requested that the Company disclose on a Current Report on Form 8-K certain corporate governance information required by Section 303A of the NYSE Listed Company Manual that otherwise would have been included in the Company’s 2020 annual meeting proxy statement.  In response to this request, the Company is providing the corporate governance information set forth below.
Director Independence.  The Company’s board of directors (the “Board”) has affirmatively determined that all of its directors, including Claes G. Bjork, Molly C. Campbell, David C. Darnell, Patricia D. Galloway, David H. Kelsey, Alan P. Krusi, Jeffrey J. Lyash, Celeste B. Mastin, Michael F. McNally and Gaddi H. Vasquez are independent under NYSE listing standards.
Executive Sessions.  The independent members of the Board meet in regularly scheduled executive sessions presided over by the Chairman of the Board, who is independent. At the conclusion of each board meeting, the independent directors have an opportunity to meet in executive session.  The independent directors may schedule additional executive sessions throughout the year.
Availability of Corporate Governance Materials.  Stockholders and other interested parties may access the Company’s Audit/Compliance Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and the Company’s Corporate Governance Guidelines under “Corporate Governance” in the “Investors” section of the Company’s website at www.graniteconstruction.com.
Availability of Code of Conduct. The Board has adopted a Code of Conduct for directors, officers and employees in compliance with the NYSE Listed Company Manual. A copy of the Code of Conduct may be found under “Core Values” in the “Company” section of the Company’s website at www.graniteconstruction.com.
Communication with Our Board.  Any shareholder or other interested party wishing to communicate with the Board, or any particular director, including the Chairman of the Board or the Lead Director, if there is one, can do so by following the process described in the Communications with the Board of Directors Policy. The policy can be found under “Corporate Governance” in the “Investors” section of the Company’s website at www.graniteconstruction.com.
Forward-looking Statements
Any statements contained in this Current Report on Form 8-K that are not based on historical facts, including statements regarding future events, occurrences, circumstances, activities, performance, growth, demand, strategic plans, outcomes, outlook, guidance, backlog, Committed and Awarded Projects (CAP), results and preliminary results, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “future,” “outlook,” “assumes,” “believes,” “expects,” “estimates,” “preliminary,” “anticipates,” “intends,” “plans,” “appears,” “may,” “will,” “should,” “could,” “would,” “continue,” and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are estimates reflecting the best judgment of senior management and reflect our current expectations regarding future events, occurrences, circumstances, activities, performance, growth, demand, strategic plans, outcomes, outlook, guidance, backlog, CAP, results and preliminary results. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or estimates that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, the completion and final results of the independent investigation of the Audit/Compliance Committee of the Board, the ultimate geographic spread, duration and severity of the coronavirus (COVID-19) outbreak, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those specifically described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K and, except as required by law; we undertake no obligation to revise or update any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: January 8, 2021